                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-31254                13-3532663
(State or other Jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2005, The BISYS Group, Inc. ("BISYS") entered into an amendment and consent (the "Amendment") with the lenders under its Credit Agreement dated as of March 31, 2004 (the "Credit Facility"). The Amendment amends the Credit Facility to, among other things, further extend to September 13, 2005, the cure period for the default resulting from BISYS' failure to timely file its Form 10-Q for the fiscal quarter ended March 31, 2005 and deliver the related compliance certificate for such fiscal quarter. The Amendment also changes the definition of "Maturity Date" to extend the date required for BISYS to refinance $300 million of outstanding 4% convertible subordinated notes due March 2006 from September 9, 2005 to December 14, 2005 and lowers the minimum consolidated net worth that BISYS is required to maintain under the financial covenants contained in the Credit Facility to $685 million (which amount is subject to increase during future periods).

BISYS previously announced on July 25, 2005 that it is required to restate its previously issued financial statements for the years ended June 30, 2002, 2003, and 2004 and the interim financial statements for the quarters ended September 30 and December 31, 2004 and 2003. BISYS will not be in a position to file the Form 10-Q for the quarter ended March 31, 2005 until the restatement and related investigation being conducted by the company's Audit Committee are completed. During the extended cure period, BISYS has agreed that it will not request additional credit extensions under the Credit Facility. The company believes that its operating cash flows and cash on hand will be sufficient to support its near term working capital and other cash requirements and that additional credit under the Credit Facility will not be necessary through the extension date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS:

10.1 Amendment No. 1 and Consent No. 2 dated as of July 27, 2005, under the Credit Agreement, dated as of March 31, 2004, among The Bisys Group, Inc., the Lenders party thereto, Bank of America, N.A., a successor by merger to Fleet National Bank, JPMorgan Chase Bank, Suntrust Bank, and Wachovia Bank, National Association, as Documentation Agents, and The Bank of New York, as Administrative Agent.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE BISYS GROUP, INC.

                                              By: /s/ Edward S. Forman
                                                  ------------------------------
                                                   Edward S. Forman
                                                   Senior Vice President,
                                                   Acting General Counsel
                                                   and Secretary

Date: July 29, 2005

                                        2